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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549

                                    FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


                        Date of Report:  April 23, 2001



                                 Sportsend, Inc
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            (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


           000-18081                                     87-0360039
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     (Commission File Number)               (IRS Employer Identification Number)


5590 Ulmerton Road, Clearwater, FL                         33760
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (727) 592-0730
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                (Registrant's Phone Number, Including Area Code)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Williams & Webster PS ("Williams") was dismissed on April 23, 2001 from its role as the independent accountants of Sportsend, Inc. (formerly known as Ramex Synfuels International, Inc.)(the "Company") and the Company's Board of Directors approved the dismissal. Williams reports on the Company's financial statements for the years ended January 31, 2000 and 1999 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Williams expressed its doubt that the Company would be able to continue as a going concern due to recurring losses from operations, the generation of no revenues during such years, a working capital deficit and substantial liabilities.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended January 31, 2000 and 1999 and during the most recent interim period preceding dismissal, there were no disagreements between the Company and on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Williams would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company has requested that Williams furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter will be filed as Exhibit 16.1 to this Form 8-K, when received.

Kirkland, Russ, Murphy and Tapp, P.A. ("Kirkland, Russ") was retained on April 23, 2001 as the Company's new independent accountants and the decision to engage Kirkland, Russ as the Company's accountants was approved by the Board of Directors. Kirkland, Russ is expected to issue a report on the Company's financial statements for the year ended January 31, 2001.

During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult Kirkland, Russ regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.


ITEM 5.  OTHER EVENTS

         N/A

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         N/A

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              16.1 Letter re Change in Certifying Accountant (to be filed when received).


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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

Sportsend, Inc.




By: /s/ Phillip R. Wasserman               Date:  April 23, 2001
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Phillip R. Wasserman
Title: President